UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 23, 2019

Net Element, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34887	90-1025599
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL 33160
(Address of Principal Executive Offices) (Zip Code)

(305) 507-8808
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NETE	The Nasdaq Stock Market, LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2019, the stockholders of Net Element, Inc. (the “Company”) approved at the 2019 annual meeting of stockholders of the Company (the “Annual Meeting”) an amendment to its 2013 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares of the Common Stock available for issuance thereunder by 177,000 shares of Common Stock (the “Plan Amendment”). After such approval, the Company entered into the Plan Amendment, dated on October 23, 2019. The form of the Plan Amendment was previously filed as Appendix “A” to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on September 4, 2019.

Item 5.07      Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on October 23, 2019. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1: To elect five directors of the Company, four of whom shall be independent directors as defined by applicable rules, to serve for a one-year term expiring in 2020.

Name of Director	For	Withheld	Broker Non-Vote

Oleg Firer	1,203,714	373,054	1,641,564

Howard Ash	1,516,041	60,727	1,641,564

Jon Najarian	1,203,597	373,171	1,641,564

Jonathan Fichman	1,170,377	406,391	1,641,564

John Wiegand	1,202,700	374,068	1,641,564

All director nominees were duly elected.

Proposal 2: To approve an amendment to the Plan, to increase the number of shares of the Common Stock available for issuance thereunder by 177,000 shares of Common Stock.

For	Against	Abstain	Broker Non-Vote
1,010,476	563,798	2,494	1,641,564

Proposal 2 was approved.

Proposal 3: To ratify the selection of Daszkal Bolton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019.

For	Against	Abstain
3,174,326	21,496	22,510

Proposal 3 was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2019

NET ELEMENT, INC.

By:	/s/ Jeffrey Ginsberg
Name:	Jeffrey Ginsberg
Title:	Chief Financial Officer